UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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EA Series Trust
(Name of Registrant as Specified in Its Charter)

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LETTER FROM THE PRESIDENT

EA Series Trust
19 East Eagle Road
Havertown, Pennsylvania 19083

June 23, 2025
Dear Shareholder:
The Board of Trustees of the Strive Enhanced Income Short Maturity ETF and Strive Total Return Bond ETF (each, a “Fund” and collectively, the “Funds”), each a series of EA Series Trust (the “Trust”), has scheduled a special meeting of shareholders (the “Special Meeting”) to be held on August 25, 2025, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Special Meeting is being held to seek shareholder approval of two proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement.

PROPOSAL 1: To approve a new sub-advisory agreement among the Empowered Funds, LLC dba EA Advisers (the “Adviser”), Strive Asset Management, LLC, Angel Oak Capital Advisors, LLC, and the Trust, on behalf of the Funds. No fee increase will result from approving this proposal; and

PROPOSAL 2: To approve the use of a “manager of managers” structure whereby the Adviser would be able to hire and replace unaffiliated sub-advisers without shareholder approval.

If you are a shareholder of record as of the close of business on June 18, 2025 (the “Record Date”), you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.

The attached Proxy Statement provides additional information about the Proposals and the voting process for shareholders. The Board asks that you read it carefully and vote FOR both Proposals. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

We appreciate your consideration of these important proposals. Thank you for investing in the Fund and for your continued support.

Sincerely,

Wesley R. Gray
President
EA Series Trust

EA SERIES TRUST

STRIVE ENHANCED INCOME SHORT MATURITY ETF
STRIVE TOTAL RETURN BOND ETF
___________________________________________________________________________________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on August 25, 2025
___________________________________________________________________________________________________

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (the “Special Meeting”) of the Strive Enhanced Income Short Maturity ETF and Strive Total Return Bond ETF, each a series of EA Series Trust (the “Trust”), will be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on August 25, 2025, at 10:00 a.m., Central time, to consider and vote on the following matters:

1.To approve a new sub-advisory agreement with Angel Oak Capital Advisors, LLC. No fee increase will result from approving this proposal;

2.To approve the use of a “manager of managers” structure whereby the Empowered Funds, LLC dba EA Advisers would be able to hire and replace unaffiliated sub-advisers without shareholder approval.

3.To transact any other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies and their substitutes.

The Board of Trustees of the Trust recommends you vote FOR each Proposal identified in this Proxy Statement. Shareholders of record at the close of business on June 18, 2025 are entitled to notice of and to vote at this Special Meeting or any adjournment thereof. A copy of the Proxy Statement is available to you at https://proxyvotinginfo.com/p/strive2025. Information on how to vote can be obtained by calling 1-877-866-6988. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.

By Order of the Board of Trustees,

Michael D. Barolsky
Secretary
June 23, 2025

_____________________________________________________________________________________________
Please execute the enclosed proxy card and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting. You may also vote your shares via the internet or by phone. Please see your proxy card for information on how to vote your shares via the internet or by phone.

EA SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS OF
STRIVE ENHANCED INCOME SHORT MATURITY ETF
STRIVE TOTAL RETURN BOND ETF

To Be Held on August 25, 2025
___________________________________________________________________________________________________

PROXY STATEMENT
___________________________________________________________________________________________________

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of EA Series Trust (“the Trust”), a Delaware statutory trust, of proxies for use at the special meeting of shareholders (the “Special Meeting”) of the Strive Enhanced Income Short Maturity ETF and Strive Total Return Bond ETF, each a series of the Trust (each a “Fund” and collectively, the “Funds”) or at any adjournment thereof. The principal address of each Fund is 19 East Eagle Road, Havertown, Pennsylvania 19083. This proxy statement was first mailed to shareholders on or about June 27, 2025.
The purpose of the Special Meeting is to consider the following proposals:

1.    To approve a new sub-advisory agreement with Angel Oak Capital Advisors, LLC (“Angel Oak”). No fee increase will result from approving this proposal;

2.    To approve the use of a “manager of managers” structure whereby the Funds’ investment adviser would be able to hire and replace unaffiliated sub-advisers without shareholder approval.

3.    To transact any other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies and their substitutes.

The Board has unanimously approved both proposals. However, shareholder approval is required to proceed with each of the proposals. The Board believes that the proposals are in the best interests of each Fund’s shareholders and recommends that you vote in favor of both proposals.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Special Meeting.

The Funds have retained Sodali & Co. (“Sodali”) to solicit proxies for the Special Meeting. Sodali is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $100,000, and will be paid by Angel Oak.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Funds without cost to a Fund. Such solicitation may be by telephone, facsimile, or otherwise. The Funds will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:
TO APPROVE A SUB-ADVISORY AGREEMENT
Important information to help you understand and vote on the Proposal 1:
Questions and Answers
Question: Why did you send these materials to me?

Answer: You are receiving these proxy materials, which includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and a Proxy Card, because on June 18, 2025 (the “Record Date”), you owned shares of the Strive Enhanced Income Short Maturity ETF and/or the Strive Total Return Bond ETF (each, a “Fund” and collectively, the “Funds”), each a series of EA Series Trust (the “Trust”). Empowered Funds, LLC dba EA Advisers (the “Adviser”), serves as the investment adviser to each Fund, Strive Asset Management, LLC (“Strive”), and Angel Oak Capital Advisors, LLC (“Angel Oak”), each serve as a sub-adviser to each Fund.

Question: What am I being asked to vote on?

Proposal 1 relates to actions that need to be taken in light of a transaction involving Angel Oak. Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of Angel Oak has announced that Brookfield Asset Management Ltd. (“Brookfield”) will acquire a majority of Angel Oak Companies, LP (the “Transaction”). The Transaction is expected to be completed by or before July 31, 2025. However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied. The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The portfolio managers of each Fund will remain the same and your daily experience in dealing with a Fund will remain unchanged. However, for legal reasons, the Transaction would terminate the current sub-advisory agreement between the Trust, on behalf of each Fund, the Adviser, Strive and Angel Oak (the “Current Angel Oak Sub-Advisory Agreement”) unless you approve a new substantially identical agreement for each Fund (the “New Angel Oak Sub-Advisory Agreement”). The proposed New Angel Oak Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.

Question: Why am I being asked to vote?

Answer: The Investment Company Act of 1940 Act, as amended (the “1940 Act”), the law that regulates registered management investment companies (“funds”), including the Funds, provides that a fund’s sub-advisory agreement terminates whenever there is an “assignment” of the agreement caused by a “change in control” of a sub-adviser. The change in the ownership structure of Angel Oak contemplated by the Transaction would constitute a “change in control” (as this term is used for regulatory purposes) of Angel Oak and, thus, an “assignment” of the Current Angel Oak Sub-Advisory Agreement. Before a sub-advisory agreement terminates, a new sub-advisory agreement must be in effect for the sub-adviser to continue to manage a fund’s investments. For that reason, we are seeking shareholder approval of the New Angel Oak Sub-Advisory Agreement.

Upon completion of the Transaction, Brookfield will become a majority owner of Angel Oak. However, the Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The personnel, officers and managers of Angel Oak are expected to remain the same. However, as part of the Transaction, beginning in 2027, Brookfield will have a right to acquire additional beneficial ownership in Angel Oak Companies, LP, which over time could result in Brookfield taking control of the board of directors of Angel Oak Companies, LP.

The Board has considered the Transaction and voted in favor of the New Angel Oak Sub-Advisory Agreement, pursuant to which, subject to approval by shareholders, Angel Oak will continue to serve as a sub-adviser to the Funds (alongside Strive) after the completion of the Transaction. The fees received by Angel Oak for its services to the Funds under the New Angel Oak Sub-Advisory Agreement, which are paid by Strive and not the Funds, will be the same as the fees under the

Current Angel Oak Sub-Advisory Agreement. The other terms of the New Angel Oak Sub-Advisory Agreement will also be the same in all material respects to the Current Angel Oak Sub-Advisory Agreement for each Fund.

Question: What will happen if a Fund’s shareholders do not approve the New Angel Oak Sub-Advisory Agreement?

Answer: The Transaction is not contingent on shareholder approval of the New Angel Oak Sub-Advisory Agreement by each Fund. If a Fund’s shareholders do not approve the New Angel Oak Sub-Advisory Agreement, the Board will take such action as it deems necessary and in the best interests of the respective Fund and its shareholders, which may include further solicitation of each Fund’s shareholders to approve either the New Angel Oak Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement. In addition, the Transaction does not impact the Fund’s investment advisory agreement with the Adviser or the sub-advisory agreement with Strive. Each of the Adviser and Strive will continue to serve each Fund regardless of shareholder approval of the proposal.

Question: Will approval of this proposal affect the management and operation of the Funds?

Answer: No, approval of the New Angel Oak Sub-Advisory Agreement is not expected to have any effect on each Fund’s investment policies, strategies, and risks. Irrespective of whether shareholders approve the New Angel Oak Sub-Advisory Agreement, Strive will continue to serve as sub-adviser to each Fund, and Matthew Cole and Jeffrey Sherman of Strive will continue to serve as the portfolio managers who are primarily responsible for the day-to-day sector allocations and duration targets for each Fund. If shareholders approve the proposal, Angel Oak will continue to serve as sub-adviser to each Fund, and Clayton Triick and Ward Bortz of Angel Oak, will continue to serve as the portfolio managers at Angel Oak who are primarily responsible for the day-to-day security selection for each Fund.

Question: When and where will the Special Meeting be held?

Answer: The Special Meeting will be held on August 25, 2025 at 10:00 a.m. Central time at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Question: Will my approval of the proposal affect the expenses of the Funds?

Answer: No, approval of the New Angel Oak Sub-Advisory Agreement will not affect the fees or expenses payable to Angel Oak. Under the New Angel Oak Sub-Advisory Agreement, Angel Oak will continue to be compensated by Strive, and not by the Funds.

Question: Are there any material differences between the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement?

Answer: No. There are no material differences between the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement, other than the effective dates. Under the New Angel Oak Sub-Advisory Agreement, Angel Oak will continue to provide the same services to each Fund as it currently provides. Angel Oak is responsible for implementing Strive’s sector allocations and duration targets by selecting investments and executing each Fund’s transactions in accordance with the investment objective, policies and limitations of each Fund.

Question: Has the Board approved the proposal and how does the Board recommend that I vote?

Answer: Yes. The Board, including a majority of the trustees who are not “interested persons,” as that term is defined under the 1940 Act (“Independent Trustees”), has unanimously approved the proposal set forth herein and recommends that shareholders of each Fund also vote in favor of the proposal.

Question: Who is the proxy solicitor?

Answer: Sodali & Co. (“Sodali”) is a third-party proxy vendor that the Funds have engaged (at Angel Oak’s expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the Special Meeting must be adjourned to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question: Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer: The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by Angel Oak. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question: What vote is required?

Answer: Approval of the New Angel Oak Sub-Advisory Agreement requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of each Fund entitled to vote thereon.

Question: How do I vote my shares?

Answer: Although you may attend the Special Meeting and vote in person, most shareholders are expected to vote their shares by completing and signing the enclosed Proxy Card and mailing the Proxy Card to Sodali, the Proxy Tabulator. Please mail your Proxy Card in the postage paid envelope that is provided.

In addition, you may vote through the internet by visiting https://proxyvotinginfo.com/p/strive2025 and following the online instructions.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the Proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question: Whom should I call for additional information about this Proxy Statement?

Answer: If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Sodali at 1-877-866-6988.

Question: How is a quorum for the Special Meeting established?

Answer: One-third of each Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum for each Proposal at the Special Meeting. Proxies returned for shares that reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal.

Please complete, sign and return the enclosed Proxy Card. You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.
Background
Proposal 1 relates to actions that need to be taken in light of a transaction involving Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of Angel Oak Capital Advisors, LLC (“Angel Oak”). In particular, Angel Oak Companies, LP has announced that Brookfield Asset Management Ltd. (“Brookfield”) will acquire a majority of Angel Oak Companies, LP (the “Transaction”). The Transaction would result in the current beneficial owners of Angel Oak Companies, LP selling approximately 51% of the outstanding beneficial ownership of Angel Oak Companies, LP, and indirectly Angel Oak, to Brookfield. Exhibit B to this Proxy Statement reflects the names and addresses of all parents of Angel Oak and the basis of control of Angel Oak and each parent by its immediate parent before and after the closing of the Transaction. The Transaction is expected to be completed by or before July 31, 2025 (the “Closing”). However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied.

The Strive Enhanced Income Short Maturity ETF and/or the Strive Total Return Bond ETF (each, a “Fund” and collectively, the “Funds”), are each series of EA Series Trust (the “Trust”). Empowered Funds, LLC dba EA Advisers, serves as the investment adviser to each Fund (the “Adviser”), Strive Asset Management, LLC (“Strive”), and Angel Oak, each serve as sub-adviser to the Funds. Strive is responsible for determining each Fund’s sector allocations and duration targets and Angel Oak is responsible for individual security selection and execution of each Fund’s transactions.

The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Strive and Angel Oak portfolio managers for each Fund will remain the same and your daily experience in dealing with the Funds will remain unchanged. However, for legal reasons, the Transaction would terminate the current sub-advisory agreement between the Funds and Angel Oak (the “Current Angel Oak Sub-Advisory Agreement”) unless shareholders of each Fund approve a new substantially identical sub-advisory agreement between the Trust, the Adviser, Strive and Angel Oak (the “New Angel Oak Sub-Advisory Agreement”). The proposed New Angel Oak Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.

The Investment Company Act of 1940, as amended (the “1940 Act”), the law that regulates registered management investment companies (“funds”), including the Funds, provides that a fund’s investment advisory agreement terminates whenever there is a “change in control” of an investment adviser (including a sub-adviser). The change in the ownership structure of Angel Oak contemplated by the Transaction would constitute a “change in control” (as this term is used for regulatory purposes) of Angel Oak and, thus, an “assignment,” which would terminate each Fund’s Current Angel Oak Sub-Advisory Agreement. Before a sub-advisory agreement terminates, a new sub-advisory agreement must be in effect for the sub-adviser to continue to manage a fund’s investments.

The Board has considered the Transaction and voted in favor of the New Angel Oak Sub-Advisory Agreement, pursuant to which Angel Oak will continue to serve as a sub-adviser to each Fund after the completion of the Transaction. If the proposal is not approved by a Fund’s shareholders, the Board will consider alternatives for the Fund and take such action it deems necessary and in the best interest of such Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Angel Oak Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement.

Interim Angel Oak Sub-Advisory Agreement

As a result of the Transaction potentially occurring prior to shareholder approval of the New Angel Oak Sub-Advisory Agreement, the Funds faced the potential that the Funds would not, after the Closing, have a sub-advisory agreement in place for each Fund that has been approved by shareholders in accordance with the 1940 Act. In order to ensure that Angel

Oak would continue as one of the Funds’ sub-advisers after the Closing, the Board, including all the Independent Trustees, by a vote at a meeting held on June 5-6, 2025, unanimously approved the Interim Sub-Advisory Agreement with Angel Oak pursuant to Rule 15a-4 under the 1940 Act. The Interim Angel Oak Sub-Advisory Agreement is effective as of the date of the Closing, and would replace the Current Angel Oak Sub-Advisory Agreement as of such date.

The Interim Angel Oak Sub-Advisory Agreement is substantially similar to the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Angel Oak Sub-Advisory Agreement has a maximum term of 150 days. Further, the Interim Angel Oak Sub-Advisory Agreement provides that, with respect to each Fund, the Board or a majority of each Fund’s outstanding voting securities may terminate the Interim Angel Oak Sub-Advisory Agreement with respect to that Fund at any time without penalty on not more than 10 days’ written notice, and that the compensation earned by Angel Oak under the Interim Angel Oak Sub-Advisory Agreement is being held in an escrow account until such Fund shareholders approve the New Angel Oak Sub-Advisory Agreement, after which the amount in the escrow account with respect to such Fund, plus any interest, will be paid to Angel Oak. If a Fund’s shareholders do not approve the New Angel Oak Sub-Advisory Agreement, Angel Oak will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Angel Oak Sub-Advisory Agreement or the total amount in the escrow account with respect to a Fund, plus any interest.

From and after the Closing, each Fund will be sub-advised by Angel Oak under the Interim Angel Oak Sub-Advisory Agreement until such time as the New Angel Oak Sub-Advisory Agreement is approved by shareholders or the term of the Interim Angel Oak Sub-Advisory Agreement has expired (unless the Interim Angel Oak Sub-Advisory Agreement is otherwise earlier terminated in accordance with its terms). If the proposal is not approved by a Fund’s shareholders, the Board will consider alternatives for the Fund and take such action it deems necessary and in the best interest of such Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Angel Oak Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement.

Legal Requirements in Approving the New Angel Oak Sub-Advisory Agreement

A form of the New Angel Oak Sub-Advisory Agreement is attached hereto as Exhibit A. The terms of the New Angel Oak Sub-Advisory Agreement are materially identical to the terms of the Current Angel Oak Sub-Advisory Agreement with respect to services provided by Angel Oak. The Current Angel Oak Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting held on July 21, 2023, and by each Fund’s initial shareholder on August 10, 2023 with respect to Strive Total Return Bond ETF and on August 17, 2023 with respect to Strive Enhanced Income Short Maturity ETF.

The New Angel Oak Sub-Advisory Agreement and the Current Angel Oak Sub-Advisory Agreement have identical fee structures. There are no material differences between the two agreements, other than the effective dates of the agreements. The material terms of the New Angel Oak Sub-Advisory Agreement and the Current Angel Oak Sub-Advisory Agreement are described below in the section titled “Summary of the New Angel Oak Sub-Advisory Agreement and the Current Angel Oak Sub-Advisory Agreement.” The New Angel Oak Sub-Advisory Agreement will take effect with respect to each Fund following the closing of the Transaction, which is expected to completed by or before July 31, 2025 and upon shareholder approval.

Information about the Adviser

The Adviser is a registered investment adviser with offices located at 19 East Eagle Road, Havertown, PA 19083. The Adviser was formed in 2013 and commenced operations as an SEC-registered investment adviser in 2014. It is a wholly owned subsidiary of Alpha Architect, LLC, which is an SEC-registered investment adviser. Alpha Architect is a wholly owned subsidiary of Empirical Finance, LLC, which is controlled by Wesley R. Gray, an interested trustee of the Trust. For the services it provides to the Funds, the Funds pay the Adviser a management fee, which is calculated daily and paid monthly, at the following annual rate, which is calculated as a percent of each Fund’s average daily net assets:

Fund	Advisory Fee
Strive Total Return Bond ETF	0.49%
Strive Enhanced Income Short Maturity ETF	0.25%

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of who’s address is the Adviser’s principal office location.

Name	Position/Principal Occupation	Position with the Funds
Wesley R. Gray	Chief Executive Officer and Executive Managing Member	Trustee, Chairman of the Board, and President
Michael D. Barolsky	Chief Legal Officer	Vice President and Secretary
Joshua J. Hinderliter	General Counsel	Vice President
Jessica Leighty	Chief Compliance Officer	Chief Compliance Officer
William Joshua Russell	Senior Portfolio Manager	None
Sean Hegarty	Chief Operations Officer	Treasurer
Information about Strive

The Adviser has retained Strive Asset Management, LLC (“Strive”), an investment adviser registered with the SEC under the Advisers Act, to provide sub-advisory services to the Funds. Strive is organized as an Ohio limited liability company with its principal offices located at 100 Crescent Court, Suite 1100, Dallas, Texas 75201. Strive was founded in 2022. Strive has discretionary authority over the Funds’ investments, including security selection and transaction execution. Strive determines each Fund’s sector allocations and duration targets and has engaged, with the Adviser, Angel Oak, to be responsible for individual security selection and execution of Fund transactions.

The following table sets forth the name, position and principal occupation of each current director and principal officer of Strive, each of whom is located at Strive’s principal office location.

Name	Position/Principal Occupation
Matthew R. Cole	Manager, Chief Executive Officer, Chief Investment Officer, and President
Benjamin B. Pham	Manager and Chief Financial Officer
Don L. McArdle	Chief Compliance Officer
Brian L. Beirne	Chief Legal Officer

Information about Angel Oak

Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia 30326, currently serves as sub-adviser to the Fund pursuant to the Current Angel Oak Sub-Advisory Agreement. The names and addresses of all parents of Angel Oak and the basis of control of Angel Oak and each parent by its immediate parent before and after the Transaction is set forth in Exhibit B. If the New Angel Oak Sub-Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms.

The tables below provide additional information regarding the fee rates and total assets of each other fund managed by Angel Oak with similar investment objectives as the Funds.

Strive Enhanced Income Short Maturity ETF

Fund	AUM as of 5/31/2025	Management Fee	Expense Ratio after Fee Waiver
Angel Oak UltraShort Income Fund	$624,328,103	0.44%	0.35%
Angel Oak UltraShort Income ETF	$888,061,650	0.55%	0.34%

Strive Total Return Bond ETF

Fund	AUM as of 5/31/2025	Management Fee	Expense Ratio after Fee Waiver
Angel Oak Income ETF	$489,788,581	0.99%	0.79%

The following table sets forth the name, position and principal occupation of each current director and principal officer of Angel Oak, each of whom is located at Angel Oak’s principal office location.

Name	Position/Principal Occupation with Angel Oak
Sreeniwas Prabhu	Managing Partner, Co-CEO, & Group Chief Investment Officer
Michael Fierman	Managing Partner & Co-CEO
Cheryl Pate	Senior Portfolio Manager
Clayton Triick	Head of Portfolio Management, Public Strategies
Adam Langley	Chief Operating Officer
Michael Colombo	Chief Risk Officer
Nilesh Likhite	Fund Controller
Chase Eldredge	Chief Compliance Officer

Compensation Paid to Angel Oak

Under the Current Angel Oak Sub-Advisory Agreement, Strive pays Angel Oak a fee, which is calculated daily and paid monthly, at an annual rate based on a Fund’s average daily net assets as follows, subject to a minimum payment of $100,000 per annum inclusive of both Funds:

Fund	Sub-Advisory Fee
Strive Total Return Bond ETF	0.16% of daily net assets up to $250 million; plus 0.205% of daily net assets over $250 million
Strive Enhanced Income Short Maturity ETF	0.055% of daily net assets up to $250 million; plus 0.10% of daily net assets over $250 million

The sub-advisory fee structure for each Fund under the New Angel Oak Sub-Advisory Agreement will be identical to the sub-advisory fee structure under the Current Angel Oak Sub-Advisory Agreement. For the fiscal period August 9, 2023 (each Fund’s inception date) through July 31, 2024, Strive paid $110,778 and $38,711 in sub-advisory fees to Angel Oak for its services provided to the Strive Total Return Bond Fund and Strive Enhanced Income Short Maturity ETF, respectively.

Summary of the New Angel Oak Sub-Advisory Agreement and the Current Angel Oak Sub-Advisory Agreement

A form of the New Angel Oak Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Angel Oak Sub-Advisory Agreement have been included in this summary. The sub-advisory services to be provided by Angel Oak and the fee structure under the New Angel Oak Sub-Advisory Agreement are identical to the services currently provided by Angel Oak and the fee structure under the Current Angel Oak Sub-Advisory Agreement.

Duration and Termination. The New Angel Oak Sub-Advisory Agreement, like the Current Angel Oak Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, the New Angel Oak Sub-Advisory Agreement shall continue in effect thereafter for successive periods of twelve months so long as such continuation is specifically approved at least annually by the Board.

Both the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and Angel Oak, or by the Adviser or Angel Oak on sixty (60) days’ written notice to the Trust and the other party. Both the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, in the event the Angel Oak Sub-Advisory Agreement is assigned (as defined in the 1940 Act) or terminates for any other reason. Both the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Both the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

Sub-Advisory Services. Both the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement require that Angel Oak shall make all determinations with respect to the investment of each Fund’s assets and the purchase and sale of each Fund’s portfolio securities provided such determinations comply with the Strive portfolio sector allocations and each Fund’s disclosure documents.

Management Fees. Each Fund’s sub-advisory fee will not change as a result of the approval of the proposal. Both the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement provide that for Angel Oak’s services, Angel Oak is paid a fee by Strive, as described above in “Compensation Paid to Angel Oak.”

Brokerage Policies. Both the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement state that Angel Oak is responsible for executing each Fund’s transactions.

Payment of Expenses. Both the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement provide that Angel Oak will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided to each Fund. Angel Oak will not be required to pay the costs and expenses associated with purchasing securities, and other investments for each Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Both the Current Angel Oak Sub-Advisory Agreement and the New Angel Oak Sub-Advisory Agreement provide that Angel Oak will indemnify the Trust, the Adviser and Strive against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Angel Oak Sub-Adviser being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in each Fund’s disclosure documents or any written guidelines or instruction provided in writing by the Board; or (b) Angel Oak’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under the agreement.

Board Recommendation of Approval

The Board believes that the terms and conditions of the New Angel Oak Sub-Advisory Agreement are fair to, and in the best interests of, each Fund and their respective shareholders. The Board believes that, upon shareholder approval of the proposal for each Fund, Angel Oak will provide at least the same level of services that Angel Oak currently provides under the Current Angel Oak Sub-Advisory Agreement. The Board was presented with information demonstrating that the New Angel Oak Sub-Advisory Agreement would enable each Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable. In addition, the Board received representations from Angel Oak that each Fund’s current portfolio managers would continue to serve in such capacity following the Transaction.

In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to each Fund. The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to each Fund in the past by Angel Oak compared to the quality of services expected to be provided by Angel Oak to each Fund going forward; (2) each Fund’s performance; (3) the fact that there are no material differences between the terms of the New Angel Oak Sub-Advisory Agreement and the terms of the Current Angel Oak Sub-Advisory Agreement; (4) the fact that the same Angel Oak portfolio managers will continue to manage each Fund; (5) the fact that the fee structure under the New Angel Oak Sub-Advisory Agreement will be identical to the fee structure under the Current Angel Oak Sub-Advisory Agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Angel Oak Sub-Advisory Agreement in light of information it had requested and received from Angel Oak prior to the June 5-6, 2025 Board meeting and the information they had received in connection with its initial approval of the Current Angel Oak Sub-Advisory Agreement. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Angel Oak Sub-Advisory Agreement for each Fund and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent, and Quality of Services to be Provided by the Sub-Adviser. The Board reviewed the scope of services to be provided by Angel Oak under the New Angel Oak Sub-Advisory Agreement. In this regard, the Trustees reviewed each Fund’s investment goal and investment strategy, and Angel Oak’s ability to implement its security selection and execution services. With respect to the sub-advisory services to be provided by Angel Oak, the Board considered Angel Oak’s ability to ensure compliance with each Fund’s strategies, policies, and limitations and the role of Strive in providing sector allocations and duration targets to Angel Oak. The Trustees also considered that the Strive and Angel Oak portfolio managers will continue to manage each Fund after the Angel Oak transaction closes. The Board also considered a report from the Trust’s Chief Compliance Officer regarding Angel Oak’s compliance program as such relates to the operation of each Fund.

Based on its review, the Board determined that Angel Oak is capable of providing the security selection and trade execution sub-advisory services required by each Fund, as indicated by Angel Oak’s management capabilities and the professional qualifications and experience of its portfolio management personnel in addition to Strive. The Board also considered other services to be provided to each Fund by Angel Oak, where relevant, such as monitoring adherence to each Fund’s investment restrictions and monitoring compliance with various policies and procedures and with applicable securities regulations.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that it was satisfied with the nature, extent, and quality of the services to be provided to each Fund by Angel Oak.

Investment Performance. The Board considered the historic performance of each Fund based on the fact that the current Strive and Angel Oak portfolio managers would continue to manage each such Fund after the Closing Date of the Transaction. Specifically, the Board considered each Fund’s performance relative to a broad-based benchmarks of US fixed income securities with respect to Strive Total Return Bond ETF and US Treasury bills with respect to Strive Enhanced Income Short Maturity ETF for the period ending March 31, 2025. The Board noted that, while the Funds had performed in line with their respective benchmarks for such period, each Fund commenced operations in August of 2023, which was too short a period from which to draw meaningful conclusions about the Fund’s performance.

Costs and Benefits of the Sub-Adviser’s Services to be Provided to the Fund. The Board noted that the sub-advisory fees paid to Angel Oak for services provided to each Fund will be paid by Strive and would not be additional fees to be borne by each Fund. The Board also noted that Angel Oak fees were the product of arms-length negotiations between Strive and Angel Oak. In considering the sub-advisory fees to be paid by Strive to Angel Oak, the Board evaluated the compensation and benefits likely to be received by Angel Oak from Strive relating to the services to be provided to each Fund. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees to be paid to Angel Oak under the New Angel Oak Sub-Advisory Agreement were reasonable in light of the nature and quality of the services expected to be rendered by Angel Oak.

Economies of Scale. The Board also reviewed and considered the extent to which economies of scale would be realized by Angel Oak as the assets of each Fund may grow in the future. The Board noted that Angel Oak is paid by Strive and not the Fund. Additionally, the Board concluded that each Fund’s current economies of scale are already reflected in its management fee, and the Board will monitor each Fund for additional growth to determine whether breakpoints may be appropriate to share additional economies of scale with shareholders.

Overall Findings and Conclusions of the Board. Based on its deliberations and its evaluation of the information described above as it relates to each Fund, at the meeting, the Board, including the Independent Trustees: (a) concluded that the terms of the New Angel Oak Sub-Advisory Agreement with respect to each Fund are fair and reasonable; (b) concluded that Angel Oak’s fees are reasonable in light of the nature and quality of the services expected to be rendered to each Fund by Angel Oak; and (c) agreed to approve the New Angel Oak Sub-Advisory Agreement.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on a fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of a fund (other than fees for bona fide principal underwriting services), which could limit the ability of a fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), the Adviser, Strive, Angel Oak and Brookfield have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Adviser, Strive, Angel Oak and Brookfield have represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction. In addition, in order to comply with the requirement that at least 75% of the Board must not be “interested persons” (as defined in the 1940 Act) of the

Adviser, Strive Angel Oak or Brookfield. The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

Vote Required

The Transaction is not contingent on shareholder approval of the New Angel Oak Sub-Advisory Agreement. Approval of the New Angel Oak Sub-Advisory Agreement requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon.

If the Proposal is not approved by a Fund’s shareholders, the Board will consider alternatives for the Fund and take such action it deems necessary and in the best interest of such Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Angel Oak Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH FUND’S SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:
To approve the use of a “manager of managers” structure whereby the Fund’s Adviser would be able to hire and replace unaffiliated sub-advisers without shareholder approval.
Important information to help you understand and vote on the Proposal 2:
Questions and Answers
Question: What is the purpose of the Manager of Managers Structure?
Answer: Shareholders of each Fund are being asked to approve the use of a “manager of managers” structure that would permit a Fund’s Adviser, subject to Board approval, to appoint and replace sub-advisers that are not affiliated with the Adviser, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable each Fund to operate with greater efficiency in the future by allowing the Fund to use unaffiliated sub-advisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.
Question: How will the Manager of Managers Structure affect each Fund?

Answer: The use of the Manager of Managers Structure will not change the fees paid to the Adviser by each Fund or fees paid by the Fund’s shareholders. If the proposal is approved for a Fund, and the Board and a Fund’s Adviser believe that the use of one or more sub-advisers would be in the best interests of a Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for a Fund, assuming the conditions of the Manager of Managers Order issued by the U.S. Securities and Exchange Commission are met. Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval. Each Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.

The Adviser does not currently intend to use the Manager of Managers Structure for a Fund because shareholders are being asked to approve the New Angel Oak Sub-Advisory Agreement in proposal 1. However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve a sub-adviser for a Fund on a going forward basis without the need of also obtaining shareholder approval. The Board determined to seek shareholder approval of the Manager of Managers Structure for the Funds in connection with the Special Meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Question: How will the Manager of Managers Structure operate?

Answer: Under the Manager of Managers Structure, the Adviser will be permitted to appoint and replace unaffiliated sub-advisers for a Fund and to enter into and approve amendments to sub-advisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new sub-adviser and any new or amended sub-advisory agreement.

Under the Manager of Managers Structure, the Adviser has overall responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Adviser, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set a Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of a Fund’s assets; (c) allocate and, when appropriate, reallocate a Fund’s assets among one or more sub-advisers; (d) monitor and evaluate the performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with a Fund’s investment objective, policies and restrictions.

If the Adviser, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of a Fund, the Manager of Managers Structure would, without obtaining shareholder approval: (1) enable a new sub-adviser to commence providing services to a Fund more quickly and with less potential expense to the Fund; (2) permit the Adviser to allocate and reallocate a Fund’s assets among itself and one or more sub-advisers; and (3) permit the Board to approve material changes to a sub-advisory agreement.

Question: How does this proposal affect my right to vote on sub-advisory agreements?

Answer: If this proposal is approved for each Fund, and the Board and Adviser believe that the use of one or more sub- advisers would be in the best interests of a Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming that the conditions of the Order are met. Rather, the Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval. Each Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.

Question: Why did the Board approve the Manager of Managers Structure?

Answer: The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders of each Fund approve the Manager of Managers Structure at the Special Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Adviser, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of a Fund to appoint a new or additional sub-advisers.

Question: What is the required vote on proposal 2?

Answer: For this proposal, before a Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of each Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon.

If this proposal is not approved by a Fund’s shareholders, then the Adviser generally would only be able to enter into new or amended sub-advisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to a Fund and its shareholders by the Board.

Question: How is a quorum for the Special Meeting established?

Answer: One-third of a Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Proxies returned for shares that reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.

Background

Shareholders of each Fund are being asked to approve the use of a “manager of managers” structure that would permit the Adviser, subject to Board approval, to appoint and replace sub-advisers that are not affiliated with the Adviser, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable a Fund to operate with greater efficiency in the future by allowing a Fund to use unaffiliated sub-advisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

The provisions of the 1940 Act that apply to the Funds require that investment advisory agreements between funds and their investment advisers (including sub-advisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to the Trust and the Adviser that permits the Adviser, and any affiliates and any existing or future registered open-end investment company or series advised by the Adviser or its affiliates to hire certain new unaffiliated sub-advisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the Independent Trustees, and certain other conditions. The Order would allow the Adviser to hire, without shareholder approval, new sub-advisers that are not affiliated with the Adviser. Before a Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by shareholders as described herein.

The use of the Manager of Managers Structure will not change the fees paid to the Adviser by a Fund or fees paid by a Fund’s shareholders. If the proposal is approved for each Fund, and the Board and the Adviser believe that the use of one or more sub-advisers would be in the best interests of a Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming the conditions of the Order are met. Rather, the Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint unaffiliated sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval. A Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.

The Adviser does not currently intend to use the Manager of Managers Structure for each Fund because shareholders are being asked to approve a new sub-adviser for the Funds as described in proposal 1 above. However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve future sub-advisers for each Fund. The Board determined to seek shareholder approval of the Manager of Managers Structure for each Fund in connection with this Special Meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Vote Required

Proposal 2 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of each Fund entitled to vote thereon.

THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH FUND’S SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

Outstanding Shares and Voting Requirements

The Board has fixed the close of business on June 18, 2025 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of shareholders or any adjournment thereof. As of the Record Date, each Fund had the following amount of shares of beneficial interest, no par value, outstanding:

Fund	Shares
Strive Enhanced Income Short Maturity ETF	15,220,000
Strive Total Return Bond ETF	6,410,000

The vote of a majority of the outstanding shares of each Fund is required for approval of each Proposal. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of a Fund.

A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than one-third of each Fund’s outstanding shares is necessary to constitute a quorum at the meeting. If the Special Meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. If a quorum is present at the Special Meeting but sufficient votes to approve the Proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

If a proxy is properly executed and returned marked with an abstention, a Fund’s shares represented thereby will be considered to be present at the Special Meeting for such Fund for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote “FOR” the proposal. For this reason, abstentions will have the effect of a “no” vote for the purpose of obtaining the requisite approval for each proposal.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Special Meeting. For purposes of determining the presence of a quorum, the proxy tabulator will include the total number of shares present at the Special Meeting in person or by proxy, including shares represented by proxies that reflect abstentions. Broker non-votes, which are shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter, are not expected and will have no effect on these proposals. Abstentions will have the same effect as a vote against the proposal.

The Trustees of each Fund intend to vote all of their shares in favor of each Proposal described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of each Fund’s outstanding shares on the Record Date.

Additional Information

Any Purchases or Sales of Securities of the Adviser or its Affiliates. Since the beginning of the most recently completed fiscal year, no Independent Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies, Strive or Angel Oak or any of their respective affiliated companies.

Brokerage Transactions. Angel Oak executes all portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

Distribution of Shares. Quasar Distributors, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Distributor for the Fund.

Administration and Other Services. Each Fund has entered into an agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the provision of administration, fund accounting and transfer agent and shareholder services to each Fund.

Custodian. U.S. Bank, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Custodian of each Fund’s investments.

Annual Report and Proxy Statement. Each Fund will furnish, without charge, a copy of its most recent annual report upon request. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. To request the annual report, please call (215) 330-4476, or write the Fund at 19 East Eagle Road, Havertown, PA 19083. Each Fund’s Annual Report is available for download at www.strivefunds.com and Proxy Statement is available for download at https://proxyvotinginfo.com/p/strive2025.

Share Ownership

To the knowledge of the Trust’s management, as of the close of business on Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on Record Date, persons owning of record more than 5% of the outstanding shares of each Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of a Fund’s shareholders.

Strive Total Return Bond ETF
Name and Address	% Ownership	Type of Ownership
Pershing, LLC One Pershing Plaza, 10th Floor Jersey City, NJ 07399	53.48%	Record
Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	36.13%	Record

Strive Enhanced Income Short Maturity ETF
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	43.44%	Record
Pershing, LLC One Pershing Plaza, 10th Floor Jersey City, NJ 07399	20.71%	Record
National Financial Services, LLC Two Destiny Way Westlake, TX 76262	16.22%	Record
Stifel, Nicolaus & Company, Incorporated 501 North Broadway St. Louis, MO 63102	6.93%	Record

Other Matters

The proxy holders have no present intention of bringing any other matter before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting. Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Michael D. Barolsky, Secretary of EA Series Trust, 19 East Eagle Road, Havertown, Pennsylvania 19083.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-877-866-6988. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial intermediary (e.g., broker).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

This Proxy Statement is available on the internet at https://proxyvotinginfo.com/p/strive2025. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (by writing EA Series Trust at 19 East Eagle Road, Havertown, Pennsylvania 19083) or by telephone at 1-877-866-6988. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

By Order of the Board of Trustees,

Michael D. Barolsky Secretary
Date:    June 23, 2025
Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote your shares via the Internet or by telephone. Please see your proxy card for information on how to vote your shares via the internet or telephone.

EXHIBIT A
FORM OF SUB-ADVISORY AGREEMENT

Strive Total Return Bond ETF
Strive Enhanced Income Short Maturity ETF
Each a series of
EA Series Trust

This Sub-Advisory Agreement (the “Agreement”) is made as of June 6, 2025, by and among Empowered Funds, LLC, a Pennsylvania limited liability company with its principal place of business at 19 E. Eagle Road, Havertown, PA 19083 doing business as ETF Architect (the “Adviser”); EA Series Trust (the “Trust”); Strive Asset Management, LLC (“Strive”), an Ohio limited liability company with its principal business address located at 100 Crescent Court, Suite 1100, Dallas, Texas 75201 (“Strive Sub-Adviser”); and Angel Oak Capital Advisors, LLC, a Delaware limited liability company with its principal business address located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 (“Angel Oak Sub-Adviser”).

BACKGROUND:

1.The Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”).
2.The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
3.The Adviser has entered into an Investment Advisory Agreement dated July 26, 2022, with respect to the Trust series identified on Schedule A to this Agreement (each, a “Fund,” and together, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties. (For the avoidance of doubt, references to “the Fund” refer to both Funds unless the context otherwise dictates.)
4.The Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible.
5.The Adviser has appointed the Strive Sub-Adviser as a sub-adviser to the Funds pursuant to an Investment Sub-Advisory Agreement among the Adviser, the Trust and Strive Sub-Adviser, dated July 26, 2022, as amended with respect to the Funds, as such Schedule may be amended from time to time upon mutual agreement of the parties.
6.The Angel Oak Sub-Adviser is registered as an investment adviser under the Advisers Act and is engaged in the business of supplying investment advice as an independent contractor.
7.The Angel Oak Sub-Adviser is willing to furnish the services described herein to the Adviser, the Strive Sub-Adviser and each Fund.
8.This Agreement is being entered into solely to set forth the terms and conditions pursuant to which the Adviser shall appoint the Angel Oak Sub-Adviser as an investment sub-adviser to the Funds. Nothing in this Agreement shall be deemed to change, supersede or amend any term or condition in the Strive Sub-Advisory Agreement.
9.This Background section and Schedule A are hereby incorporated into, and made a part of, this Agreement.

TERMS:
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.    Appointment of the Angel Oak Sub-Adviser. In accordance with and subject to the Advisory Agreement, the Adviser appoints the Angel Oak Sub-Adviser to manage the investment and reinvestment of the assets of each Fund allocated to it by the Adviser (the “Fund Assets”), in conformity with each Fund’s currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”) and any applicable Trust and Adviser policies and procedures and subject to the supervision and oversight of the Adviser, the Strive Sub-Adviser and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this

Agreement. The Angel Oak Sub-Adviser accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Angel Oak Sub-Adviser shall at all times maintain its respective registration as an investment adviser under the Advisers Act and shall otherwise comply in all material respects with all applicable federal and state laws and regulations. For purposes of this Agreement, the Angel Oak Sub-Adviser shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Adviser, the Funds, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust, the Adviser, the Strive Sub-Adviser or the Funds.

2.    Duties of the Angel Oak Sub-Adviser.  In accordance with the terms of the Strive Sub-Advisory Agreement and each Fund’s Disclosure Documents, Strive is responsible for determining each Fund’s portfolio sector allocations, including each Fund’s duration and yield curve positioning (“Strive portfolio sector allocations”), within each Fund’s investment strategy. In accordance with the terms of this Agreement, the Angel Oak Sub-Adviser is responsible for implementing the Strive portfolio sector allocations by selecting the individual investments for each Fund in accordance with the Strive portfolio sector allocations and subject to each Fund’s Disclosure Documents. The Strive Sub-Adviser shall be responsible for oversight of the Angel Oak Sub-Adviser in implementing the Strive portfolio sector allocations.

The Angel Oak Sub-Adviser will provide the following services and undertake the following duties:

a. Subject to the supervision and oversight of the Adviser and Strive Sub-Adviser, the Angel Oak Sub-Adviser will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the Strive portfolio sector allocations, investment objectives, policies, and restrictions of each Fund, and in conformity with each Fund’s currently effective Disclosure Documents, and, to the extent they do not contradict the Fund’s currently effective Disclosure Documents, any written directions which the Adviser, Strive Sub-Adviser or the Board may give pursuant to this Agreement. In furtherance of the foregoing, the Angel Oak Sub-Adviser will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities provided such determinations are within or comply with the Strive portfolio sector allocations and the Funds’ Disclosure Documents and shall take such steps as may be necessary or advisable to implement the same.

b. As reasonably requested, the Angel Oak Sub-Adviser will render regular reports to the Board and to the Adviser or Strive Sub-Adviser (or such other service providers as the Adviser shall engage to assist it in the evaluation of the performance and activities of the Angel Oak Sub-Adviser). Such reports shall be made in such form and manner and with respect to such matters regarding the Funds and the Angel Oak Sub-Adviser as the Trust, the Adviser, or the Strive Sub-Adviser shall reasonably request.

c. Subject to the supervision and oversight of the Adviser and Strive Sub-Adviser, the Angel Oak Sub-Adviser also will determine the manner in which rights to consent to corporate actions, and any other rights pertaining to the portfolio securities will be exercised. The Angel Oak Sub-Adviser shall not vote proxies on behalf of the Fund. The Strive Sub-Adviser shall vote proxies on behalf of the Fund’s shareholders.

d. The Angel Oak Sub-Adviser shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Angel Oak Sub-Adviser shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent. The Angel Oak Sub-Adviser shall assist the custodian or other duly designated Fund agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Angel Oak Sub-Adviser shall not incur any extraordinary costs), but the Angel Oak Sub-Adviser will not be responsible for filing any such claims. The Adviser acknowledges that the Fund’s custodian or other duly designated Fund agent, and not the Angel Oak Sub-Adviser, will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund.

e. The Angel Oak Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Angel Oak Sub-Adviser or its affiliates, if, in the Angel Oak Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund and its other clients. In forming this judgment, the Angel Oak Sub-Adviser shall consider the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Angel Oak Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner, and in accordance with the Angel Oak Sub-Adviser’s applicable policies and procedures.

f. Whenever the Fund and one or more other investment advisory clients of the Angel Oak Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Angel Oak Sub-Adviser to be fair and equitable to each, and in accordance with the Angel Oak Sub-Adviser’s applicable policies and procedures. Moreover, it is possible that due to differing investment objectives or for other reasons, the Angel Oak Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Funds.

g.    The Angel Oak Sub-Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Angel Oak Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Angel Oak Sub-Adviser’s policies and procedures, (b) the Angel Oak Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board has approved these types of transactions. The Angel Oak Sub-Adviser shall provide any reasonable reports requested by the Adviser relating to any cross transactions performed under this Agreement.

h.    The Angel Oak Sub-Adviser shall promptly notify the Adviser if the Angel Oak Sub-Adviser reasonably believes that the value of any security held by the Fund and reflected on the books and records of the Fund may not reflect fair value. The Angel Oak Sub-Adviser agrees to provide any pricing information of which the Angel Oak Sub-Adviser is aware to the Adviser, the Strive Sub-Adviser and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Angel Oak Sub-Adviser is not an official pricing source or agent and has no responsibility for calculating the Fund’s net asset value.

i. The Angel Oak Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Angel Oak Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Angel Oak Sub-Adviser’s duties under this Agreement.

3.    Regulatory Compliance.

    (i) The Angel Oak Sub-Adviser will comply in all material respects with applicable federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment adviser providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.

None of the Angel Oak Sub-Adviser, its affiliates, or any officer, director or employee of the Angel Oak Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Angel Oak

Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Angel Oak Sub-Adviser will promptly notify the Adviser and the Trust upon the Angel Oak Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Angel Oak Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(ii) The Angel Oak Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

(iii) The Angel Oak Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by each Fund and the Angel Oak Sub-Adviser. In addition, the Angel Oak Sub-Adviser will cooperate fully with the Trust’s, Adviser’s or Strive Sub-Adviser’s Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

(iv) Upon request by the Trust or the Adviser, in a timely manner, the Angel Oak Sub-Adviser will assist in the preparation of Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Fund.

(v) The Angel Oak Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Angel Oak Sub-Adviser will provide its code of ethics to the Adviser and the Funds, and shall provide prompt written notice to the Trust of any material changes to its Code of Ethics. The Angel Oak Sub-Adviser agrees to cooperate in a timely manner with the Trust and the Adviser to obtain approval from the Board of the Angel Oak Sub-Adviser’s Code of Ethics and any subsequent material changes. The Angel Oak Sub-Adviser shall adopt policies and procedures reasonably designed to ensure that its Access Persons (as defined in the Angel Oak Sub-Adviser’s Code of Ethics) comply in all material respects with the Angel Oak Sub-Adviser’s Code of Ethics, as in effect. Upon request, the Angel Oak Sub-Adviser shall provide the Fund with (i) a copy of the Angel Oak Sub-Adviser’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably designed to prevent Access Persons from engaging in any conduct prohibited by the Angel Oak Sub-Adviser’s Code of Ethics. No less frequently than annually, the Angel Oak Sub-Adviser shall furnish to the Fund and the Adviser a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Angel Oak Sub-Adviser’s Code of Ethics. The Angel Oak Sub-Adviser shall promptly respond to any requests for information from the Adviser as to violations of the Angel Oak Sub-Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Angel Oak Sub-Adviser. The Angel Oak Sub-Adviser shall promptly notify the Adviser of any material violation of the Angel Oak Sub-Adviser’s Code of Ethics, whether or not such violation relates to a security held by the Fund.

(vi) The Angel Oak Sub-Adviser shall notify the Trust’s Chief Compliance Officer and Adviser promptly upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s, the Adviser’s or Strive Sub-Adviser’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Angel Oak Sub-Adviser). The Angel Oak Sub-Adviser agrees to correct any such failure promptly and to take any lawful action that the Board, the Adviser or Strive Sub-Adviser may reasonably request in connection with any such breach. In addition, the Angel Oak Sub-Adviser shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Fund’s, the Adviser’s and Strive Sub-Adviser’s investment objectives, policies, guidelines, or procedures as applicable to the Angel Oak Sub-Adviser’s obligations under this Agreement. The Angel Oak Sub-Adviser acknowledges and agrees that the Adviser may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Angel Oak Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with their respective certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended, if requested. To the extent legally permissible, the Angel Oak Sub-Adviser will promptly notify the Trust and the Adviser if (i) the Angel Oak Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Angel Oak Sub-Adviser with the federal or state securities laws in connection with the services provided to each Fund under this Agreement or (ii) the controlling stockholder of the Angel Oak Sub-Adviser changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(vii) The Angel Oak Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Angel Oak Sub-Adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, Strive Sub-Adviser, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Angel Oak Sub-Adviser shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser, Strive Sub-Adviser and the Board, which shall be delivered promptly upon request to the Trust, upon the termination of this Agreement and shall be generally available for telecopying without delay upon reasonable advance notice during any day the Fund is open for business. The Angel Oak Sub-Adviser may retain a copy of the Fund Books and Records for its own recordkeeping and compliance purposes.

k.    To the extent legally permissible, the Angel Oak Sub-Adviser shall provide support to the Adviser or Strive Sub-Adviser with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Angel Oak Sub-Adviser’s name in accordance with Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Angel Oak Sub-Adviser with respect to a composite of funds managed by the Angel Oak Sub-Adviser that are comparable, in investment objective and composition, to the Fund; provided that the Angel Oak Sub-Adviser shall have the opportunity to review in advance of first use any materials that include the Angel Oak Sub-Adviser’s past performance and investment history; (iii) access to the one or more individual(s) responsible for day-to-day management of the Fund or who are knowledgeable about the investment strategy employed by the Angel Oak Sub-Adviser for the Fund for participation in marketing conferences, Trust board meetings, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Adviser; and (iv) permission to use biographical and historical data of the Angel Oak Sub-Adviser and individual portfolio manager(s) in connection with the Fund.

l.    The Angel Oak Sub-Adviser will, on behalf of each Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Angel Oak Sub-Adviser’s primary objective shall be to seek the most favorable price and execution available for the Fund, and in placing such orders the Angel Oak Sub-Adviser may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Angel Oak Sub-Adviser may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Angel Oak Sub-Adviser is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Angel Oak Sub-Adviser and the Strive Sub-Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Angel Oak Sub-Adviser determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Angel Oak Sub-Adviser’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Angel Oak Sub-

Adviser will present a written report to the Board, at least quarterly, indicating total brokerage expenses, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

m.    The Angel Oak Sub-Adviser shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prompt written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement. Furthermore, the Angel Oak Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

n.    The Angel Oak Sub-Adviser will notify the Adviser and the Trust of any assignment (as defined in the 1940 Act) of this Agreement or change of control of the Angel Oak Sub-Adviser, as applicable, in each case prior to or promptly after, such change. Notwithstanding any other provision hereunder, the Angel Oak Sub-Adviser hereby agrees to bear any and all expenses of the Trust and the Adviser, including but not limited to any costs and expenses (including reasonable attorneys’ fees) related to any regulatory filings, shareholder notifications and solicitation of shareholder approval, if any, arising out of or related to any such assignment or change of control of the Angel Oak Sub-Adviser.

o. The Angel Oak Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Angel Oak Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Angel Oak Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures.

p.    The Angel Oak Sub-Adviser will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Adviser, Strive Sub-Adviser or the Funds.

q.     The Angel Oak Sub-Adviser agrees to provide all services necessary for the Fund to comply with the requirement of Rule 22e-4 under the 1940 Act. In addition, the Angel Oak Sub-Adviser will serve as each Fund’s liquidity risk management administrator and perform the services reasonably necessary for each Fund to comply with Rule 22e-4, except as otherwise agreed by the parties. The Angel Oak Sub-Adviser will immediately notify the Adviser of any suspected or actual breaches of Rule 22e-4. The Angel Oak Sub-Adviser shall also provide such reports, as the Adviser may reasonably request, regarding each Fund’s liquidity, position level liquidity information and such other reports and information that are, in the Adviser’s reasonable judgement, necessary for the Adviser to oversee each Fund’s compliance with Rule 22e-4 and to make any reports to the Board or required filings thereunder.

u. The Adviser, Strive Sub-Adviser and Angel Oak Sub-Adviser acknowledge and agree that the Angel Oak Sub-Adviser shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Adviser, Strive Sub-Adviser or the Fund except as required by law. The Adviser shall remain responsible for the Fund’s overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

r.    The Adviser and Strive Sub-Adviser agree to provide the Angel Oak Sub-Adviser with such assistance as may be reasonably requested by the Angel Oak Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning each Fund; its cash available, or to become available, for investment; and generally as to the conditions of each Fund or its affairs.

s.    The Adviser and Strive Sub-Adviser will provide the Angel Oak Sub-Adviser with advance notice of, and the opportunity to comment on, any change in the Funds’ investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust, the Adviser, or Strive Sub-Adviser that may affect the Angel Oak Sub-Adviser’s management of the Funds. The Angel Oak Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Adviser. In addition to such notice, the Adviser shall provide to the Angel Oak Sub-Adviser a copy of any amendments or supplements to the Disclosure Documents. The Adviser acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

t.    The Adviser acknowledges and agrees that the Angel Oak Sub-Adviser does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Angel Oak Sub-Adviser may use, or the success of the Angel Oak Sub-Adviser’s overall management of the Fund Assets. The Adviser acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Angel Oak Sub-Adviser are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Funds. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Funds’ Disclosure Documents.

4.    Compensation of the Angel Oak Sub-Adviser.

a.    During the term of this Agreement, the Strive Sub-Adviser agrees to pay the Angel Oak Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis. The Adviser and the Trust shall not have any obligation under this Agreement to pay any fees to Angel Oak under this Agreement.

b.    The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

c. The Angel Oak Sub-Adviser reserves the right to waive all or a part of its fees.

5.    Ongoing Reporting of the Angel Oak Sub-Adviser.

a.     Financial Reporting. The Angel Oak Sub-Adviser will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request: (i) the financial condition and financial prospects of the Angel Oak Sub-Adviser, (ii) the nature and amount of transactions that may be reasonably expected to affect each Fund that involve the Angel Oak Sub-Adviser and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Angel Oak Sub-Adviser’s continuing provision of advisory services to the Funds and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Angel Oak Sub-Adviser as it relates to the continuing ability of the Angel Oak Sub-Adviser to accept additional cash flow from the Adviser into each Fund. Upon request by the Adviser or the Board, the Angel Oak Sub-Adviser agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Funds, with respect to the Funds and to the Angel Oak Sub-Adviser’s other clients.

The Angel Oak Sub-Adviser will annually provide the Adviser with the Angel Oak Sub-Adviser’s financial statements, unless the Funds’ Board requests reports on a more frequent basis. For purposes of this paragraph 4(a), “financial statements” shall include the Angel Oak Sub-Adviser’s condensed balance sheet; provided, however, that the Angel Oak Sub-Adviser agrees to provide the Adviser with such additional information as the Board may reasonably request, which may include (but is not limited to) its income statement and notes to the financial statements.

b.     Key Personnel Reporting. To the extent legally permissible, the Angel Oak Sub-Adviser agrees to promptly notify the Trust and the Adviser upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this paragraph 4(b), “key personnel” include: (i) any portfolio manager of the Fund; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Angel Oak Sub-Adviser; and (iii) any member of its investment (or comparable) committee.

6.    Representations of the Adviser, Strive Sub-Adviser and the Trust.

a. Adviser and the Trust. The Adviser or the Trust, as applicable, represents that: (i) the Adviser has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (ii) the Adviser has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property, subject to approval and oversight by the Board; (iii) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Adviser to procure the Angel Oak Sub-Adviser to enter into such transactions on the Trust’s and each Fund’s behalf; (iv) the Adviser’s decision to appoint the Angel Oak Sub-Adviser was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing each Fund’s investment or trading activities; (v) the Adviser will deliver to the Angel Oak Sub-Adviser a true and complete copy of each Fund’s Disclosure Documents and any amendments to such Disclosure Documents during the term of this Agreement, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Angel Oak Sub-Adviser to carry out its obligations under this Agreement; and (vi) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

b. Strive Sub-Adviser. The Strive Sub-Adviser represents that: (i) the Strive Sub-Adviser has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in the Strive Sub-Advisory Agreement; (ii) the Strive Sub-Adviser has all necessary power and authority to execute, deliver, and perform this Agreement, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Strive Sub-Adviser.

c. Angel Oak Sub-Adviser. The Angel Oak Sub-Adviser represents that it has all necessary power and authority to execute, deliver, and perform this Agreement, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Angel Oak Sub-Adviser.

7.    Use of Names.

a. Neither the Adviser, Strive Sub-Adviser nor the Trust shall use the name of the Angel Oak Sub-Adviser in any prospectus, sales literature, or other material relating to the Adviser, Strive Sub-Adviser or the Trust in any manner not approved in advance by the Angel Oak Sub-Adviser; provided, however, that the Angel Oak Sub-Adviser will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Angel Oak Sub-Adviser shall not use the name of the Adviser, Strive Sub-Adviser or the Trust in any material relating to the Angel Oak Sub-Adviser in any manner not approved in advance by the Adviser, Strive Sub-Adviser or the Trust, as the case may be; provided, however, that the Adviser, Strive Sub-Adviser and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of Angel Oak Sub-Adviser as the Fund’s sub-adviser under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 13, the Adviser and Strive Sub-Adviser shall cease using any references to the Angel Oak Sub-Adviser in Fund, Adviser, or Strive Sub-Adviser documents unless such reference is required by law. Similarly, the Angel Oak Sub-Adviser shall cease using any references to the Adviser, Strive Sub-Adviser or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

8.    Liability of the Angel Oak Sub-Adviser. The Angel Oak Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, the Strive Sub-Adviser and all their respective affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Angel Oak Sub-Adviser Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Angel Oak Sub-Adviser being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in each Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Angel Oak Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

9.    Liability of the Adviser, and Strive Sub-Adviser.

a. The Adviser shall indemnify and hold harmless the Angel Oak Sub-Adviser and all of its affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Adviser’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

b. The Strive Sub-Adviser shall indemnify and hold harmless the Angel Oak Sub-Adviser and all of its respective affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Strive Sub-Adviser Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Strive Sub-Adviser being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Strive Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement. To the extent that the Adviser and the Trust have performed their responsibilities in good faith and without willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective obligations and duties under this Agreement, the Strive Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser and all of their respective affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) for any and all Losses relating to the acts of omissions of the Angel Oak Sub-Adviser.

10.    Limitation of Trust’s Liability. The Angel Oak Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Angel Oak Sub-Adviser agrees that (i) the Trust’s obligations to the Angel Oak Sub-Adviser under this Agreement (or indirectly under the Advisory Agreement or Strive Sub-Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Angel Oak Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than the Adviser or the Strive Sub-Adviser, nor from any Trustee, officer, employee, or agent of the Trust.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

11.    Force Majeure. The Angel Oak Sub-Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, terrorism, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Angel Oak Sub-Adviser shall take all reasonable steps to minimize service interruptions.

12.    Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but, in any event, using a commercially reasonable standard of care to keep confidential the Confidential Information. No party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law or regulation, provided that prior to such disclosure and to the extent legally permissible the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall make all reasonable efforts to seek a confidentiality undertaking from the regulatory agency where possible.

No party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party that is not otherwise subject to obligations of confidentiality; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

13.    Anti-Money Laundering Compliance. The Angel Oak Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Angel Oak Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Angel Oak Sub-Adviser, now and in the future. The Angel Oak Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Angel Oak Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.    Renewal, Termination and Amendment.

a.    This Agreement shall become effective with respect to each Fund as of the date approved: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person (or, if then-permitted by law, rule, or regulatory guidance, virtually) at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the

Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

b.    No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

c.   In connection with such renewal or amendment, and in accordance with the requirements set forth in Section 15(c) of the 1940 Act, the Angel Oak Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser, Strive Sub-Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.

d.    This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Angel Oak Sub-Adviser, or by the Adviser, Strive Sub-Adviser or Angel Oak Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

15.    Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

16. Non-Exclusivity. The services to be rendered by the Angel Oak Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Angel Oak Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Angel Oak Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

17.    Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Adviser for this purpose shall be 19 E. Eagle Road, Havertown, PA 19083, the address of the Strive Sub-Adviser shall be 100 Crescent Court, Suite 1100, Dallas, Texas 75201 and the address of the Angel Oak Sub-Adviser shall be 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

    18.    Miscellaneous. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania. The Adviser, Strive Sub-Adviser and Angel Oak Sub-Adviser consent to the jurisdiction of courts, both state or federal, in Delaware County, Pennsylvania, with respect to any dispute under this Agreement. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

19.    Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

20.    Customer Notification. By executing this Agreement, the Adviser acknowledges that as required by the Advisers Act the Angel Oak Sub-Adviser has supplied to the Adviser and the Trust copies of the Angel Oak Sub-Adviser’s Form ADV with all exhibits and attachments and will promptly supply to the Adviser copies of all amendments or restatements of such document. Otherwise, the Adviser’s rights under federal law allow termination of this contract without penalty within five business days after entering into this contract. U.S. law also requires each person or entity that opens a trading account on behalf of the Fund to provide and verify certain information.  The Angel Oak Sub-Adviser will ask the Adviser for the Trust’s legal name, principal place of business address, and Taxpayer Identification or other identification number, and may ask for other identifying information, as appropriate to meet these requirements.

Signatures on next page.

The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

EMPOWERED FUNDS, LLC By: _____________ Name: Sean Hegarty Title: Chief Operating Officer	EA SERIES TRUST By: _____________ Name: Michael D. Barolsky Title: Vice President & Secretary
Strive Asset Management, LLC By: _____________ Name: Matthew Cole Title: Chief Executive Officer	Angel Oak Capital Advisors, LLC By: _____________ Name: Adam Langley Title: Chief Operating Officer

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated June 6, 2025
among
Empowered Funds, EA Series Trust, Strive Asset Management and Angel Oak Capital Advisors

The Strive Sub-Adviser will pay to the Angel Oak Sub-Adviser as compensation for the Angel Oak Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance with the following fee schedule, subject to a minimum payment of $100,000 per annum inclusive of both Funds:

Sub-Advisory Fee Schedule
Strive Total Return Bond ETF	0.16% of daily net assets up to $250 million; plus 0.205% of daily net assets over $250 million
Strive Enhanced Income Short Maturity ETF	0.055% of daily net assets up to $250 million; plus 0.10% of daily net assets over $250 million

EXHIBIT B
CORPORATE STRUCTURE OF ANGEL OAK
The following sets forth the name of each parent of Angel Oak, and the basis of each parent’s control of Angel Oak as of April 22, 2025. Each company is located at Angel Oak’s principal office location except where otherwise indicated.

Angel Oak Asset Management Holdings, LLC
Basis of Control: 93.3% Ownership of the Adviser

Angel Oak Companies, LP
Basis of Control: 100% Ownership of Angel Oak Asset Management Holdings, LLC

Michael Fierman
Basis of Control: 46.29% Ownership of Angel Oak Companies, LP

Sreeniwas Prabhu
Basis of Control: 46.29% Ownership of Angel Oak Companies, LP

The following sets forth, as of April 22, 2025, the name of each expected parent of Angel Oak, and the basis of each parent’s control of Angel Oak, after the closing of the Transaction. Each company is located at Angel Oak’s principal office location except where otherwise indicated.

Angel Oak Asset Management Holdings, LLC
Basis of Control: 93.3% Ownership of the Adviser

Angel Oak Companies, LP
Basis of Control: 100% Ownership of Angel Oak Asset Management Holdings, LLC

New AO GP LLC
Basis of Control: General Partner of Angel Oak Companies, LP

Angel Oak Companies, LLC
Basis of Control: 99% Ownership of Angel Oak Companies, LP

Brookfield AO Holdings LLC
250 Vesey Street, 15th Floor
New York, NY, 10281
Basis of Control: 50.1%-55% Ownership of Angel Oak Companies, LLC

Brookfield Asset Management Ltd.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY, 10281
Basis of Control: 100% Ownership of Brookfield AO Holdings LLC (through several wholly-owned subsidiaries)

Brookfield Corporation
250 Vesey Street, 15th Floor
New York, NY, 10281
Basis of Control: 73% Ownership of Brookfield Asset Management Ltd.

EA SERIES TRUST

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free 877-866-6988

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

STRIVE ENHANCED INCOME SHORT MATURITY ETF
STRIVE TOTAL RETURN BOND ETF
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned shareholder of the above-referenced Funds (the “Funds”) hereby appoints each of Joshua Hinderliter, Michael Barolsky, Sean Hegarty, and Wesley Gray, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 25, 2025 at U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 at 10:00 a.m. Central Time, and at any adjournment thereof.
The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.
CONTROL NUMBER ______________________________
AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
_______________________________
Signature(s) and Title(s), if applicable Sign in the box above
Date
Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 25, 2025.
The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/strive2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted “FOR” the proposals.
The Board of Trustees recommends that you vote “FOR” all the proposals.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1.	To approve a new sub-advisory agreement with Angel Oak Advisors, LLC.	FOR	AGAINST	ABSTAIN

2	To approve the use of a “manager of managers” structure whereby the Empowered Funds, LLC dba EA Advisers would be able to hire and replace unaffiliated sub-advisers without shareholder approval.	FOR	AGAINST	ABSTAIN

Transact such other business as may properly come before the Meeting.